UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Surface Oncology, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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SURFACE ONCOLOGY, INC.

50 Hampshire Street, 8th Floor
Cambridge, MA 02139

(617) 714-4096

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE

HELD ON WEDNESDAY, JUNE 10, 2020

The following Notice of Change of Location to Virtual Meeting Format relates to and supplements the 2020 Notice of Annual Meeting and Proxy Statement (the “Proxy Statement”) of Surface Oncology, Inc. (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2020 and subsequently mailed or made available to the Company’s stockholders in connection with the solicitation of proxies by the Board of Directors for use at the 2020 annual meeting of stockholders (the “Annual Meeting”) to be held on Wednesday, June 10, 2020 at 11:00 a.m., Eastern Time.

On May 28, 2020, the Company issued the following press release related to a change to the location of the Annual Meeting. As described below, the Annual Meeting will now be held in a virtual-only meeting format.

Except as specifically stated in this supplement, the information set forth in the Proxy Statement remains unchanged. We urge you to read this supplement carefully in its entirety together with the Proxy Statement. From and after the date of this supplement, all references to the “Proxy Statement” are to the Proxy Statement as supplemented by this supplement. This supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about May 28, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Surface Oncology Announces Change to Location and Format of 2020 Annual Meeting of Stockholders

CAMBRIDGE, Mass., May 28, 2020 -- Surface Oncology (Nasdaq: SURF), a clinical-stage immuno-oncology company developing next-generation immunotherapies that target the tumor microenvironment, today announced that its 2020 Annual Meeting of Stockholders has been changed to a virtual meeting as a result of continuing concerns surrounding the COVID-19 pandemic. The meeting will still be held on Wednesday, June 10, 2020 at 11:00 a.m. EDT, as previously announced. Stockholders will only be able to participate in this year’s Annual Meeting via the virtual meeting. This change is reflective of the public health impact of the COVID-19 pandemic, government restrictions limiting the size of gatherings, and supporting the health and well-being of Surface Oncology’s stockholders, directors and employees, and their communities.

Stockholders are entitled to participate in and vote at the Annual Meeting if they were a stockholder at the close of business on April 15, 2020, the record date, or hold a legal proxy for the meeting provided by the stockholder’s bank, broker or nominee as of such record date. To access, participate in and vote at the Annual Meeting, stockholders must register in advance at the Meeting Registration Website (https://viewproxy.com/SurfaceOncology/2020) prior to the deadline of 11:59 p.m. EDT on June 8, 2020. Upon completing registration, eligible participants will receive further instructions via email, including unique links that will allow such eligible participants to access the meeting. Eligible participants who have difficulty accessing the virtual meeting or the Meeting Registration Website may call the technical support number provided.

Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

All stockholders – whether attending the Annual Meeting or not – are encouraged to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials. Stockholders may also vote online during the Annual Meeting by following the instructions available on the Meeting Registration Website.

About Surface Oncology:

Surface Oncology is an immuno-oncology company developing next-generation antibody therapies focused on the tumor microenvironment. Its pipeline includes two wholly-owned lead programs targeting CD39 (SRF617) and IL-27 (SRF388), a clinical-stage collaboration with Novartis targeting CD73 (NZV930), and two preclinical programs, each focused primarily on activating natural killer cells (via targeting CD112R, also known as PVRIG) or depleting regulatory T cells (via targeting CCR8). Surface’s novel cancer immunotherapies are designed to achieve a clinically meaningful and sustained anti-tumor response and may be used alone or in combination with other therapies. For more information, please visit www.surfaceoncology.com.

Contacts:

Investors

Matt Lane

matt@gilmartinir.com

617-901-7698

Media

Tom Donovan

tom@tenbridgecommunications.com

857-559-3397

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 10, 2020

To the Stockholders of SURFACE ONCOLOGY, INC.:

Due to the public health and safety concerns related to the COVID-19 pandemic, to support the health and well-being of the Company’s stockholders, directors and employees, and their communities, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders of Surface Oncology, Inc. (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Wednesday, June 10, 2020 at 11:00 a.m., Eastern Time. In light of public health concerns regarding the COVID-19 pandemic, the Annual Meeting will be held in a virtual meeting format only. The Annual Meeting will be accessible solely by means of remote communication and stockholders will not be able to attend the Annual Meeting in person.

As described in the proxy materials for the Annual Meeting that were previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder of the Company as of the close of business on April 15, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee. To attend the Annual Meeting virtually via the Internet, you must register in advance at the Meeting Registration Website (https://viewproxy.com/SurfaceOncology/2020) prior to the deadline of 11:59 p.m. Eastern Time on June 8, 2020. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the meeting and will permit you to submit questions during the meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. Stockholders who have already voted do not need to vote again.

By Order of the Board of Directors,

/s/ Liisa I. Nogelo
Liisa I. Nogelo
Secretary

May 28, 2020

The Annual Meeting will be held on June 10, 2020 at 11:00 a.m. Eastern Time. Details are available at investors.surfaceoncology.com. The proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, are available at www.surfaceoncology.com by following the link for “Investors & Media.”